United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 10, 2025

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Change of the Company

Mr. Shaoke Li recently tendered to the board of directors his resignation from the positions of Chief Executive Officer and Director of DT Cloud Acquisition Corporation (the “Company”), effective June 10, 2025. He has confirmed that there is no dispute or disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. Li’s resignation, the board of directors of the Company has appointed Mr. Guojian Chen as Chief Executive Officer of the Company, effective June 10, 2025. Mr. Chen is currently our Chief Financial Officer and Director. Since March 2021, Mr. Chen has also been the chief financial officer and director of Alpha Star Acquisition Corporation (Nasdaq: ALSA), a blank check company. Since May 2020, Mr. Chen has been the secretary of the board of directors of Board of Beijing ChinaReel Art Exchange Inc., a leading copyright operator focusing on high-quality video content. From February 2021 to December 2022, Mr. Chen was an independent director of Venus Acquisition Corporation (Nasdaq: Vena), previously a blank check company, now known as MicroAlgo Inc. (Nasdaq: MLGO). From May 2019 to May 2020, Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry. From July 2018 to May 2019, Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd, an investment fund. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018.

There is no arrangement or understanding between Mr. Chen and any other person pursuant to which Mr. Chen was appointed as the Chief Executive Officer of the Company. Mr. Chen does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Chen does not have any family relationship with any directors or executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2025

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Guojian Chen
Name:	Guojian Chen
Title:	Chief Executive Officer and Chief Financial Officer